UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2025

Martin Marietta Materials Inc.
(Exact name of Registrant as Specified in Its Charter)

North Carolina	001-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

4123 Parklake Ave Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 781-4550

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On August 3, 2025, Martin Marietta Materials, Inc., a North Carolina corporation (“Martin Marietta”), and Quikrete Holdings, Inc., a Delaware corporation (“Quikrete”), entered into an Equity and Asset Exchange Agreement (the “Exchange Agreement”). Pursuant to the terms and subject to the conditions set forth in the Exchange Agreement, Martin Marietta has agreed to transfer to Quikrete (a) Martin Marietta’s assets primarily related to its cement and ready-mix concrete operations at its Midlothian cement plant and North Texas ready-mix concrete sites (the “Cement Business”) in exchange for (b) Quikrete’s assets primarily related to its aggregates operations at its aggregates sites in Virginia, Missouri, Kansas and Western Canada (the “Aggregates Business”) and $450 million in cash (such exchange, the “Transaction”).

Each party’s obligation to consummate the Transaction is conditioned upon the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the receipt of regulatory approval pursuant to the Competition Act (Canada) (collectively, the “Regulatory Approvals”) and the satisfaction or waiver of other customary closing conditions. The Exchange Agreement also includes customary termination provisions for both Martin Marietta and Quikrete, including the right to terminate the Exchange Agreement if the closing has not occurred on or prior to August 3, 2026, subject to one three-month extension if all conditions to closing other than those relating to the Regulatory Approvals have been satisfied.

The Exchange Agreement provides that Martin Marietta and Quikrete will, following the closing of the Transaction, indemnify each other for losses arising from breaches of representations, warranties and covenants of the Exchange Agreement, subject to certain limitations, and other matters, including (i) in the case of Martin Marietta, indemnifying Quikrete for liabilities arising out of Martin’s Marietta’s operation of the Cement Business prior to the closing and (ii) in the case of Quikrete, indemnifying Martin Marietta for liabilities arising out of Quikrete’s operation of the Aggregates Business prior to the closing.

The Exchange Agreement contains customary representations, warranties and covenants of Quikrete with respect to the Aggregates Business and the Transaction and of Martin Marietta with respect to the Cement Business and the Transaction, in each case, that are subject, in some cases, to specified exceptions and qualifications contained in the Exchange Agreement. The covenants include, among other things, (A) customary operating restrictions on the conduct of the Aggregates Business by Quikrete and the Cement Business by Martin Marietta during the period from the execution of the Exchange Agreement to the closing of the Transaction and (B) customary non-compete and non-solicitation agreements applicable to each of Quikrete and Martin Marietta.

The representations and warranties of Martin Marietta and Quikrete contained in the Exchange Agreement have been made solely for the benefit of the parties to the Exchange Agreement.  In addition, such representations and warranties (1) have been made only for purposes of the Exchange Agreement, (2) have been qualified by confidential disclosures made by each party in connection with the Exchange Agreement, (3) are subject to materiality qualifications contained in the Exchange Agreement which may differ from what may be viewed as material by investors, (4) were made only as of the date of the Exchange Agreement or such other date as is specified in the Exchange Agreement and (5) have been included in the Exchange Agreement for the purpose of allocating risk between Martin Marietta and Quikrete rather than establishing matters as facts. Accordingly, the Exchange Agreement is included with this filing only to provide investors with information regarding the terms of the Exchange Agreement, and not to provide investors with any other factual information regarding Martin Marietta or Quikrete or their respective subsidiaries, affiliates or businesses. Investors and security holders are not third-party beneficiaries under the Exchange Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Martin Marietta or Quikrete or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Exchange Agreement, which subsequent information may or may not be fully reflected in Martin Marietta’s public disclosures.

The foregoing description of the Exchange Agreement is not complete and is qualified in its entirety by reference to the Exchange Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

Investors are cautioned that all statements in this Current Report on Form 8-K that relate to the future involve risks and uncertainties, and are based on assumptions that Martin Marietta believes in good faith are reasonable but which may be materially different from actual results. These forward-looking statements, under the Private Securities Litigation Reform Act of 1995, provide the investor with Martin Marietta’s expectations or forecasts of future events and may be identified by words such as “anticipate,” “may,” “expect,” “should,” “believe,” “project,” “intend,” “will,” and other similar expressions. Any or all of these forward-looking statements may turn out to be wrong.

Statements regarding the Transaction contain forward-looking statements and are subject to risks and uncertainties. Actual results may differ materially from those expressed or implied due to various factors including, but not limited to: the ability to obtain regulatory approvals, satisfy closing conditions, transaction costs, integration challenges, market conditions, the impact of the Transaction on Martin Marietta’s stakeholders, and other risks described in Martin Marietta’s SEC filings.

You should consider these forward-looking statements in light of risk factors discussed in Martin Marietta’s Annual Report on Form 10-K for the year ended December 31, 2024 and other periodic filings made with the SEC. Other risks and uncertainties not presently known to Martin Marietta or that Martin Marietta considers immaterial could also affect the accuracy of these statements or adversely affect or be material to Martin Marietta. Martin Marietta assumes no obligation to update any such statements.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1*	Equity and Asset Exchange Agreement, dated as of August 3, 2025, between Martin Marietta Materials, Inc. and Quikrete Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Martin Marietta hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

Date: August 7, 2025	By:	/s/ Bradley D. Kohn
		Name:	Bradley D. Kohn
		Title:	Senior Vice President, General Counsel and Corporate Secretary